Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104
CONTACTS:

Jeffrey S. Musser	Bradley S. Powell	Geoffrey Buscher
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Director - Investor Relations
(206) 674-3433	(206) 674-3412	(206) 892-4510

FOR IMMEDIATE RELEASE
__________________________________________________________________________________________________________________________________________________________________________
EXPEDITORS REPORTS THIRD QUARTER 2016 EPS OF $0.59
SEATTLE, WASHINGTON - November 8, 2016, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced third quarter 2016 financial results including the following highlights compared to the same quarter of 2015:

•	Diluted Net Earnings Attributable to Shareholders per share (EPS1) decreased 5% to $0.59

•	Net Earnings Attributable to Shareholders decreased 9% to $108 million

•	Operating Income decreased 13% to $167 million

•	Revenues decreased 5% to $1.6 billion

•	Net Revenues[2] decreased 4% to $545 million

•	Airfreight tonnage volume increased 7% and ocean container volume increased 3%

“We grew our business even as rates were rapidly adjusting to a very fluid marketplace and pressuring margins beyond what we would normally expect,” said Jeffrey S. Musser, President and Chief Executive Officer. “We've managed through similar cycles before and we know how to adapt. Typically, as in the most recent quarter, rates compress when volumes increase. In the year-ago third quarter, however, we grew volumes at the same time that our airfreight net revenue per ton was the highest in the company’s history. By comparison, in this most recent quarter of modest marketplace growth in volumes and a further slowdown in global trade, we shipped record volumes in both air and ocean. Not only did we move more freight this quarter, thanks to the hard work and dedication of our people, we continued to grow our business and gain market share in line with our strategic initiatives, which are focused on quality growth over the long term.”

Commenting further, Mr. Musser noted, “During the most recent third quarter, air carriers abruptly adjusted buy rates to align with spikes in demand, and ocean carriers modified pricing as the market endured a significant disruption with the bankruptcy of one of the world’s larger shipping companies. Because of those events, the current rate environment was more unpredictable than usual. While we always expect a certain level of rate volatility in our business, the current rate environment remains more volatile than it has been, prompting us to adapt accordingly.”

Bradley S. Powell, Senior Vice President and Chief Financial Officer, added, “Even with unpredictable pricing, our people continued to do what we do best at Expeditors, which is to relentlessly focus on driving incremental efficiencies in our processes. While we continue to invest in people and technology to execute our strategic initiatives, we maintained operating income as a percentage of net revenues - a key measure of operating efficiency - above 30%, a testament to our ability to control what we can control even during periods of unusual rate volatility.”

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 186 full-service offices and numerous satellite locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation, order management, warehousing distribution and customized logistics solutions.

_______________________
1Diluted earnings attributable to shareholders per share.
2Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
Third Quarter 2016 Earnings Release, November 8, 2016
Financial Highlights for the Three and Nine months ended September 30, 2016 and 2015 (Unaudited)
(in 000's of US dollars except per share data)

	Three months ended September 30,			Nine months ended September 30,
	2016	2015	% Change	2016	2015	% Change
Revenues	$1,562,394	$1,651,332	(5)%	$4,456,030	$5,020,411	(11)%
Net revenues[1]	$545,259	$569,981	(4)%	$1,615,445	$1,651,608	(2)%
Operating income	$167,263	$191,893	(13)%	$497,953	$543,492	(8)%
Net earnings attributable to shareholders	$107,581	$118,310	(9)%	$320,217	$342,774	(7)%
Diluted earnings attributable to shareholders per share	$0.59	$0.62	(5)%	$1.75	$1.79	(2)%
Basic earnings attributable to shareholders per share	$0.59	$0.63	(6)%	$1.76	$1.80	(2)%
Diluted weighted average shares outstanding	182,692	189,642		182,958	191,448
Basic weighted average shares outstanding	181,177	188,424		181,645	190,232
_______________________
1Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.

During the three and nine-month periods ended September 30, 2016 the Company repurchased 2.0 million and 5.4 million shares of common stock at an average price of $51.16 and $49.64 per share, respectively. During the three and nine-month periods ended September 30, 2015, the Company repurchased 4.3 million and 8.6 million shares of common stock at an average price of $48.58 and $48.10 per share, respectively.

	Employee headcount as of September 30,
	2016	2015
North America	5,769	5,573
Europe	2,846	2,664
North Asia	2,498	2,465
Middle East, Africa and India	1,494	1,388
South Asia	1,364	1,311
Latin America	758	797
Information Systems	810	722
Corporate	338	318
Total	15,877	15,238

	Year-over-year percentage increase (decrease) in:
	Airfreight kilos	Ocean freight FEU
2016
July	7%	(1)%
August	11%	4%
September	5%	6%
Quarter	7%	3%
_______________________
Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on November 11, 2016 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about November 18, 2016.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on future margin expectations, ability to adapt to changing business cycles, ability to increase volumes and manage buy and sell rates, quality growth over the long term, expectations for rate volatility and the current rate environment, driving incremental efficiencies in our processes, investing in people and technology, executing our strategic initiatives, and our ability to control what we can control even during periods of unusual rate volatility. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, the future success of our business model, our ability to maintain consistent and stable operating results, our ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, changes in global trade volumes, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy and fuel prices, geopolitical changes, foreign exchange rates, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	September 30, 2016	December 31, 2015
Assets
Current Assets:
Cash and cash equivalents	$1,042,700	$807,796
Accounts receivable, net	1,108,516	1,112,260
Deferred Federal and state income taxes	19,573	16,861
Other current assets	64,897	56,453
Total current assets	2,235,686	1,993,370
Property and equipment, net	539,984	524,724
Goodwill	7,927	7,927
Other assets, net	30,200	56,417
	$2,813,797	$2,582,438
Liabilities and Equity
Current Liabilities:
Accounts payable	$698,620	$645,304
Accrued expenses, primarily salaries and related costs	207,547	186,571
Federal, state and foreign income taxes	21,437	29,498
Total current liabilities	927,604	861,373
Deferred Federal and state income taxes	32,260	26,389

Commitments and contingencies

Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $0.01 per share. Issued and outstanding 180,278 shares at September 30, 2016 and 182,067 shares at December 31, 2015	1,803	1,821
Additional paid-in capital	475	31
Retained earnings	1,929,449	1,771,379
Accumulated other comprehensive loss	(81,644)	(81,238)
Total shareholders’ equity	1,850,083	1,691,993
Noncontrolling interest	3,850	2,683
Total equity	1,853,933	1,694,676
	$2,813,797	$2,582,438

08-November-2016	Expeditors International of Washington, Inc.	Page 3 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except per share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2016	2015	2016	2015
Revenues:
Airfreight services	$621,566	$659,607	$1,764,512	$2,060,863
Ocean freight and ocean services	495,460	559,976	1,414,344	1,702,465
Customs brokerage and other services	445,368	431,749	1,277,174	1,257,083
Total revenues	1,562,394	1,651,332	4,456,030	5,020,411
Operating Expenses:
Airfreight services	444,359	464,161	1,236,555	1,484,150
Ocean freight and ocean services	359,991	416,075	1,006,710	1,294,887
Customs brokerage and other services	212,785	201,115	597,320	589,766
Salaries and related costs	291,204	295,566	868,091	861,509
Rent and occupancy costs	27,091	25,747	81,029	76,106
Depreciation and amortization	11,882	11,475	34,853	34,424
Selling and promotion	10,134	10,370	29,817	30,146
Other	37,685	34,930	103,702	105,931
Total operating expenses	1,395,131	1,459,439	3,958,077	4,476,919
Operating income	167,263	191,893	497,953	543,492
Other Income (Expense):
Interest income	2,924	2,666	8,593	8,034
Other, net	925	(3,085)	3,407	753
Other income (expense), net	3,849	(419)	12,000	8,787
Earnings before income taxes	171,112	191,474	509,953	552,279
Income tax expense	63,163	72,738	188,518	207,882
Net earnings	107,949	118,736	321,435	344,397
Less net earnings attributable to the noncontrolling interest	368	426	1,218	1,623
Net earnings attributable to shareholders	$107,581	$118,310	$320,217	$342,774
Diluted earnings attributable to shareholders per share	$0.59	$0.62	$1.75	$1.79
Basic earnings attributable to shareholders per share	$0.59	$0.63	$1.76	$1.80
Dividends declared and paid per common share	$—	$—	$0.40	$0.36
Weighted average diluted shares outstanding	182,692	189,642	182,958	191,448
Weighted average basic shares outstanding	181,177	188,424	181,645	190,232

08-November-2016	Expeditors International of Washington, Inc.	Page 4 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2016	2015	2016	2015
Operating Activities:
Net earnings	$107,949	$118,736	$321,435	$344,397
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses on accounts receivable	1,321	134	2,461	995
Deferred income tax (benefit) expense	(1,439)	(7,611)	2,342	13,312
Excess tax benefits from stock plans	(107)	—	(239)	(1,846)
Stock compensation expense	10,476	10,919	34,264	32,489
Depreciation and amortization	11,882	11,475	34,853	34,424
Other	11	2	41	115
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(58,279)	2,466	6,087	18,910
Increase (decrease) in accounts payable and accrued expenses	38,070	(19,622)	74,148	3,311
Increase (decrease) in income taxes payable, net	7,197	19,978	(16,612)	4,110
Increase in other current assets	(1,395)	(3,801)	(2,089)	(1,419)
Net cash from operating activities	115,686	132,676	456,691	448,798
Investing Activities:
Increase in short-term investments, net	—	38,788	(37)	32,076
Purchase of property and equipment	(12,659)	(9,546)	(39,973)	(31,903)
Other, net	1,617	(2,666)	5,509	(2,482)
Net cash from investing activities	(11,042)	26,576	(34,501)	(2,309)
Financing Activities:
Proceeds from issuance of common stock	57,522	54,606	147,645	114,701
Repurchases of common stock	(101,690)	(209,970)	(268,097)	(415,475)
Excess tax benefits from stock plans	107	—	239	1,846
Dividends paid	—	—	(73,000)	(68,781)
Distribution to noncontrolling interest	—	—	—	(857)
Net cash from financing activities	(44,061)	(155,364)	(193,213)	(368,566)
Effect of exchange rate changes on cash and cash equivalents	1,853	(20,932)	5,927	(36,347)
Increase (decrease) in cash and cash equivalents	62,436	(17,044)	234,904	41,576
Cash and cash equivalents at beginning of period	980,264	985,727	807,796	927,107
Cash and cash equivalents at end of period	$1,042,700	$968,683	$1,042,700	$968,683
Taxes paid:
Income taxes	$58,696	$60,374	$205,049	$190,024

08-November-2016	Expeditors International of Washington, Inc.	Page 5 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands)
(Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended September 30, 2016:
Revenues from unaffiliated customers	$423,362	56,747	21,592	590,622	154,156	228,256	87,659	—	1,562,394
Transfers between geographic areas	24,610	2,770	3,724	5,368	6,206	9,938	5,551	(58,167)	—
Total revenues	$447,972	59,517	25,316	595,990	160,362	238,194	93,210	(58,167)	1,562,394
Net revenues	$229,773	30,211	14,063	124,251	42,711	74,888	29,363	(1)	545,259
Operating income	$69,457	6,200	3,328	59,682	14,045	7,018	7,534	(1)	167,263
Identifiable assets	$1,429,860	95,390	56,192	480,587	117,333	388,543	237,104	8,788	2,813,797
Capital expenditures	$8,319	720	139	739	319	2,127	296	—	12,659
Depreciation and amortization	$7,566	369	328	1,404	594	1,116	505	—	11,882
Equity	$1,145,293	41,542	37,765	293,383	87,926	129,989	150,395	(32,360)	1,853,933
Three months ended September 30, 2015:
Revenues from unaffiliated customers	$441,097	56,818	24,681	648,096	158,011	234,334	88,295	—	1,651,332
Transfers between geographic areas	29,168	3,492	4,991	5,206	6,289	11,125	5,459	(65,730)	—
Total revenues	$470,265	60,310	29,672	653,302	164,300	245,459	93,754	(65,730)	1,651,332
Net revenues	$232,912	32,713	17,115	135,488	45,970	77,250	28,533	—	569,981
Operating income	$65,389	11,905	5,007	69,690	18,574	14,188	7,140	—	191,893
Identifiable assets	$1,385,157	108,644	56,987	472,189	140,206	427,053	229,670	7,112	2,827,018
Capital expenditures	$6,196	658	222	711	291	1,223	245	—	9,546
Depreciation and amortization	$7,439	363	268	1,336	531	1,120	418	—	11,475
Equity	$1,144,466	64,384	35,890	250,362	103,457	148,287	126,321	(30,975)	1,842,192

08-November-2016	Expeditors International of Washington, Inc.	Page 6 of 8

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Nine months ended September 30, 2016:
Revenues from unaffiliated customers	$1,248,923	165,527	62,825	1,605,343	442,464	680,035	250,913	—	4,456,030
Transfers between geographic areas	79,617	8,141	11,512	15,849	18,338	30,396	16,452	(180,305)	—
Total revenues	$1,328,540	173,668	74,337	1,621,192	460,802	710,431	267,365	(180,305)	4,456,030
Net revenues	$683,331	88,404	42,264	357,159	128,486	227,068	88,745	(12)	1,615,445
Operating income	$184,876	23,091	11,016	176,621	48,090	31,109	23,162	(12)	497,953
Identifiable assets	$1,429,860	95,390	56,192	480,587	117,333	388,543	237,104	8,788	2,813,797
Capital expenditures	$25,234	1,476	941	2,502	1,325	6,386	2,109	—	39,973
Depreciation and amortization	$22,264	1,113	869	4,111	1,649	3,402	1,445	—	34,853
Equity	$1,145,293	41,542	37,765	293,383	87,926	129,989	150,395	(32,360)	1,853,933
Nine months ended September 30, 2015:
Revenues from unaffiliated customers	$1,334,900	170,351	73,076	1,943,441	524,254	716,373	258,016	—	5,020,411
Transfers between geographic areas	89,329	9,991	15,171	16,330	18,677	31,478	15,638	(196,614)	—
Total revenues	$1,424,229	180,342	88,247	1,959,771	542,931	747,851	273,654	(196,614)	5,020,411
Net revenues	$681,868	93,967	51,159	377,384	135,114	229,745	82,371	—	1,651,608
Operating income	$193,117	33,433	15,804	187,343	48,594	44,846	20,355	—	543,492
Identifiable assets	$1,385,157	108,644	56,987	472,189	140,206	427,053	229,670	7,112	2,827,018
Capital expenditures	$20,232	2,602	1,408	1,476	1,599	3,292	1,294	—	31,903
Depreciation and amortization	$22,171	965	784	4,114	1,609	3,542	1,239	—	34,424
Equity	$1,144,466	64,384	35,890	250,362	103,457	148,287	126,321	(30,975)	1,842,192

08-November-2016	Expeditors International of Washington, Inc.	Page 7 of 8

Net Revenues (Non-GAAP measure)

We commonly refer to the term “net revenues” when commenting about our Company and the results of its operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operations expenses attributable to the Company's principal services. We believe that net revenues are a better measure than are total revenues when analyzing and discussing our effectiveness in managing our principal services since total revenues earned as a freight consolidator must consider the carriers' charges to us for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by us. Net revenue is one of our primary operational and financial measures and demonstrates our ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings. Using net revenues also provides a commonality for comparison among various services. The following table presents the calculation of net revenues.

	Three months ended		Nine months ended
	September 30,		September 30,
(in thousands)	2016	2015	2016	2015
Total revenues	$1,562,394	$1,651,332	$4,456,030	$5,020,411
Expenses:
Airfreight services	444,359	464,161	1,236,555	1,484,150
Ocean freight and ocean services	359,991	416,075	1,006,710	1,294,887
Customs brokerage and other services	212,785	201,115	597,320	589,766
Net revenues	$545,259	$569,981	$1,615,445	$1,651,608

08-November-2016	Expeditors International of Washington, Inc.	Page 8 of 8